Exhibit 99.2

Investor Supplement
Third Fiscal Quarter 2014
(Fiscal Year Ended September 30)

The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Non-GAAP Financial Measures

This document contains non-GAAP financial measures to analyze the Company's operating performance for the periods presented. Because the Company's calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company's non-GAAP financial measures to those of other companies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement
June 30, 2014

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Consolidated Financial Highlight

	Three Months Ended					Nine Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
	(Dollars in millions)
Revenues:
Premiums	$13.1	14.6	13.7	11.8	19.0	$41.4	$46.9
Net investment income	191.2	184.3	183.4	185.2	184.6	558.9	522.8
Net investment gains	145.0	(1.7)	123.4	106.2	58.3	266.7	411.5
Insurance and investment product fees and other	18.6	17.1	15.6	17.1	16.1	51.3	44.6
Total revenues	367.9	214.3	336.1	320.3	278.0	918.3	1,025.8

Adjusted Operating Income ("AOI")	$35.2	$47.8	$25.0	$79.7	$14.0	108.0	58.6
Net income	$56.5	$24.8	$42.7	$110.7	$53.2	$124.0	$237.0

Per Unrestricted Common Shares Amounts:
Basic:
AOI	$0.60	$0.82	$0.51	$1.70	$0.30	$1.96	$1.25
Net Income	$0.97	$0.43	$0.87	$2.36	$1.13	$2.25	$5.04
Diluted:
AOI	$0.60	$0.82	$0.51	$1.70	$0.30	$1.95	$1.25
Net Income	$0.97	$0.42	$0.87	$2.36	$1.13	$2.24	$5.04

Dividends Paid to Shareholders Per Share	$0.065	$0.065	$—	$—	NM(a)	$0.130	NM(a)

At Period End
Cash and cash equivalents	$818.3	$701.5	$759.5	$1,204.3	$1,003.0	$818.3	$1,003.0
Total investments	$18,370.7	$17,814.6	$17,225.6	$16,222.5	$16,419.9	$18,370.7	$16,419.9
Total assets	$23,865.2	$23,382.4	$22,945.7	$22,429.1	$21,012.6	$23,865.2	$21,012.6
Contractholder funds	$16,217.9	$15,998.3	$15,519.7	$15,248.2	$15,342.7	$16,217.9	$15,342.7
Future policy benefits	$3,516.1	$3,533.7	$3,545.9	$3,556.8	$3,576.2	$3,516.1	$3,576.2
Notes payable	$300.0	$300.0	$300.0	$300.0	$300.0	$300.0	$300.0
Total equity	$1,702.9	$1,522.7	$1,331.8	$1,164.9	$1,285.6	$1,702.9	$1,285.6
Total equity excluding accumulated other comprehensive income ("AOCI")	$1,300.3	$1,247.2	$1,225.7	$1,052.0	$1,110.2	$1,300.3	$1,110.2
Common shares issued and outstanding	58.44	$58.44	$58.27	$47.00	$47.00	$58.44	$47.00

Book value per share	$29.1	$26.1	$22.9	$24.8	$27.4	$29.1	$27.4
Book Value per Share excluding AOCI	22.3	21.3	21.0	22.4	23.6	22.3	23.6
Debt to total Capitalization	18.7%	19.4%	19.7%	22.2%	21.3%	18.7%	21.3%
Return on average shareholder's equity	17.7%	8.0%	15.0%	41.0%	19.8%	13.7%	32.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except per share data)

	June 30, 2014	March 30, 2014	December 31, 2014	September 30, 2013	June 30, 2013

ASSETS
Investments:
Fixed maturities securities, available-for-sale, at fair value	$17,007.4	$16,865.1	$16,327.6	$15,541.4	$15,695.8
Equity securities, available-for-sale, at fair value	698.4	353.1	286.9	271.1	303.2
Derivative investments	324.7	273.0	294.5	221.8	227.4
Other invested assets	340.2	323.4	316.6	188.2	193.5
Total investments	18,370.7	17,814.6	17,225.6	16,222.5	16,419.9
Related party loans	124.1	145.7	96.4	119.0	221.3
Cash and cash equivalents	818.3	701.5	759.5	1,204.3	1,003.0
Contingent purchase price reduction receivable	—	—	—	—	41.0
Accrued investment income	157.2	178.7	157.8	159.3	158.5
Reinsurance recoverable	3,675.4	3,694.0	3,723.7	3,728.6	2,371.0
Intangibles, net	496.2	540.3	601.5	563.8	480.5
Deferred tax assets	95.3	173.2	225.9	226.4	253.7
Other assets	128.0	134.4	155.3	205.2	63.7
Total assets	$23,865.2	$23,382.4	$22,945.7	$22,429.1	$21,012.6

LIABILITIES AND SHAREHOLDERS' EQUITY
Contractholder funds	$16,217.9	$15,998.3	$15,519.7	$15,248.2	$15,342.7
Future policy benefits	3,516.1	3,533.7	3,545.9	3,556.8	3,576.2
Funds withheld for reinsurance liabilities	1,339.3	1,362.3	1,381.2	1,407.7	—
Liability for policy and contract claims	61.0	60.5	60.3	51.5	66.9
Long-term debt	300.0	300.0	300.0	300.0	300.0
Other liabilities	728.0	604.9	806.8	700.0	441.2
Total liabilities	22,162.3	21,859.7	21,613.9	21,264.2	19,727.0

Shareholders' equity:
Common stock ($.01 par value, 500,000,000 shares authorized, 58,437,412 issued and outstanding at June 30, 2014; 47,000,000 shares issued and outstanding at September 30, 2013)	0.6	0.6	0.6	—	—
Additional paid-in capital	701.4	701.1	700.5	527.1	526.0
Retained earnings	598.3	545.5	524.6	524.9	584.2
Accumulated other comprehensive income	402.6	275.5	106.1	112.9	175.4
Total shareholders' equity	1,702.9	1,522.7	1,331.8	1,164.9	1,285.6
Total liabilities and shareholders' equity	$23,865.2	$23,382.4	$22,945.7	$22,429.1	$21,012.6

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Quarterly Summary - Most Recent 5 Quarters

	Three Months Ended					Nine Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
	(Dollars in millions)
Revenues:
Traditional life insurance premiums	$11.2	$12.4	$11.4	$11.2	$16.4	$35.0	$40.4
Life contingent immediate annuity	1.9	2.2	2.3	0.6	2.6	6.4	6.5
Net investment income	191.2	184.3	183.4	185.2	184.6	558.9	522.8
Net investment gains	145.0	(1.7)	123.4	106.2	58.3	266.7	411.5
Surrender charges	5.8	4.7	5.6	9.4	6.6	16.1	11.3
Cost of insurance fees and other income	12.8	12.4	10.0	7.7	9.5	35.2	33.3
Total revenues	367.9	214.3	336.1	320.3	278.0	$918.3	1,025.8
Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	19.0	15.7	16.3	16.9	20.6	51.0	54.5
Life contingent immediate annuity benefits and changes in future policy benefits	10.2	17.1	10.5	15.2	39.6	37.8	63.7
Interest sensitive and index product benefits and changes in future policy benefits	213.3	146.1	190.1	69.1	47.0	549.5	313.5
General expenses	22.3	29.3	27.3	23.0	25.7	78.9	74.8
Acquisition expenses	51.0	60.1	46.7	45.1	32.7	157.8	96.7
Deferred acquisition costs	(50.4)	(57.4)	(48.0)	(34.3)	(32.8)	(155.8)	(95.5)
Amortization of intangibles	14.7	11.3	22.9	21.4	64.7	48.9	163.1
Total benefits and expenses	280.1	222.2	265.8	156.4	197.5	768.1	670.8
Operating income (loss)	87.8	(7.9)	70.3	163.9	80.5	150.2	355.0
Interest expense	(5.7)	(5.6)	(5.6)	(5.6)	(5.9)	(16.9)	(5.9)
Income before income taxes	82.1	(13.5)	64.7	158.3	74.6	133.3	349.1
Income tax expense (benefit)	25.6	(38.3)	22.0	47.6	21.4	9.3	112.1
Net income	$56.5	$24.8	$42.7	$110.7	$53.2	$124.0	$237.0

Net income per common share:

Basic	$0.97	$0.43	$0.87	$2.36	$1.13	$2.25	$5.04
Diluted	$0.97	$0.42	$0.87	$2.36	$1.13	$2.24	$5.04
Weighted average common shares used in computing net income per common share:
Basic	58.27	58.27	49.14	47.00	47.00	55.19	47.00
Diluted	58.47	58.45	49.26	47.00	47.00	55.33	47.00

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Reconciliation from Net Income (Loss) to Adjusted Operating Income ("AOI ")

All amounts are net of offsets related to value of business acquired ("VOBA") and deferred acquisition cost ("DAC") amortization and income taxes.

	Three Months Ended					Nine Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
		(Dollars in millions, except per share data)
Net Income	$56.5	$24.8	$42.7	$110.7	$53.2	$124.0	$237.0
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	(39.5)	(3.6)	(6.4)	(33.9)	(13.3)	(49.5)	(134.0)
Effect of change in FIA embedded derivative discount rate, net of offsets	8.1	10.4	(13.9)	3.4	(22.4)	4.6	(38.2)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	10.2	15.1	2.6	(2.2)	—	27.9	—
Effects of class action litigation reserves, net of offsets	(0.1)	1.1	—	—	—	1.0	—
Residual net income of distributed subsidiaries	—	—	—	1.7	(3.5)	—	(6.2)
AOI	$35.2	$47.8	$25.0	$79.7	$14.0	$108.0	$58.6

Per diluted common share:
Net income	$0.97	$0.42	$0.87	$2.36	$1.13	$2.24	$5.04
Adjustments to arrive at AOI:
Effect of investment (gains) losses, net of offsets	(0.68)	(0.06)	(0.13)	(0.72)	(0.28)	(0.89)	(2.85)
Effect of change in FIA embedded derivative discount rate, net of offsets	0.14	0.18	(0.28)	0.07	(0.48)	0.08	(0.81)
Effect of change in fair value of reinsurance related embedded derivative, net of offsets	0.17	0.26	0.05	(0.05)	—	0.50	—
Effects of class action litigation reserves, net of offsets	—	0.02	—	—	—	0.02	—
Residual net income of distributed subsidiaries	—	—	—	0.04	(0.07)	—	(0.13)
AOI per diluted share	$0.60	$0.82	$0.51	$1.70	$0.30	$1.95	$1.25
NON-GAAP FINANCIAL MEASURES
AOI is a non-GAAP economic measure we use to evaluate financial performance each period for the periods subsequent to the FGLH Acquisition. AOI is calculated by adjusting net income to eliminate (i) the impact of net investment gains, excluding gains and losses on derivatives and including OTTI losses recognized in operations, (ii) the effect of changes in the rates used to discount the FIA embedded derivative liability, (iii) the effect of change in fair value of reinsurance related embedded derivative, (iv) the effect of class action litigation reserves and (v) residual net income of distributed subsidiaries we no longer own. All adjustments to AOI are net of the corresponding VOBA, DAC and income tax impact related to these adjustments as appropriate. While these adjustments are an integral part of the overall performance of FGL, market conditions impacting these items can overshadow the underlying performance of the business. Accordingly, we believe using a measure which excludes their impact is effective in analyzing the trends of our operations. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

In the second quarter of 2014, we revised our definition of AOI from a pre-tax basis to an after-tax basis to better reflect the basis on which the performance of our business is internally assessed. AOI now includes interest expense and an effective tax rate of 35% is now applied to reconciling items made to net income. All prior periods presented have been revised to reflect this new definition. Additionally, during the second quarter of 2014 we revised our definition of AOI to exclude the effect of class action litigation reserves, net of the corresponding VOBA, DAC and income tax impact related to these adjustments. This change has been reflected in the current period calculation. Lastly, during the second quarter of 2014 we revised our definition of AOI to exclude residual net income of distributed subsidiaries; specifically the portion of Front Street Re income not already accounted for in the AOI adjustments above. From the inception of the reinsurance treaty on December 31, 2012 through August 9, 2013, Front Street Re was a fully consolidated subsidiary of FGL. On August 9, 2013 in preparation for the IPO, FGL distributed this subsidiary to its parent company. Adjusting for this distribution provides a better view of the underlying performance of FGL as it is now structured post-IPO.

Together with net income we believe AOI provide meaningful financial metrics that help investors understand our underlying results and profitability. Our AOI may not be comparable to similarly titled measures of other organizations because other organizations may not calculate AOI in the same manner as we do.

Summary of Adjustments to Arrive at AOI (Unaudited)

	Three Months Ended					Nine Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013
	(Dollars in millions)
Revenue:
Net investment gains (a)	$(51.5)	$22.3	$(7.5)	$(67.6)	$(35.3)	$(36.7)	$(281.8)
(Decrease) increase in total revenues	(51.5)	22.3	(7.5)	(67.6)	(35.3)	(36.7)	(281.8)

Benefits and expenses:
Benefits and other changes in policy reserves (b)	20.5	25.8	(34.3)	2.5	(60.6)	12.0	(99.3)
Acquisition and operating expenses, net of deferrals (c)	0.7	2.3	—	—	—	3.0	—
Amortization of intangibles	(2.7)	(15.0)	14.6	14.8	41.1	(3.1)	116.2
Increase (decrease) in total benefits and expenses	18.5	13.1	(19.7)	17.3	(19.5)	11.9	16.9

(Decrease) increase in pre-tax operating income	(33.0)	35.4	(27.2)	(50.3)	(54.8)	(24.8)	(264.9)

Increase (decrease) in income tax expense (benefit)	11.7	(12.4)	9.5	17.6	19.1	8.8	92.7
Increase (decrease) due to residual net income of distributed subsidiaries	—	—	—	1.7	(3.5)	—	(6.2)
Increase (decrease) in net income (loss)	$(21.3)	$23.0	$(17.7)	$(31.0)	$(39.2)	$(16.0)	$(178.4)

(a) Net investment gains: includes the effects of investment gains and change in fair value of the reinsurance related embedded derivative.
(b) Benefits and other changes in policy reserves: includes the effects of the change in fair value of the reinsurance related embedded derivative discount rate.
(c) Acquisition and operating expenses: includes the effects of the class action litigation reserve.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Capitalization/Book Value per Share

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
	(Dollars in millions, except per share data)
Capitalization:
Long-term debt	$300.0	$300.0	$300.0	$300.0	$300.0
Total debt	300.0	300.0	300.0	300.0	300.0
Total shareholders' equity	1,702.9	1,522.7	1,331.8	1,164.9	1,285.6
Total capitalization	2,002.9	1,822.7	1,631.8	1,464.9	1,585.6
AOCI	402.6	275.5	106.1	112.9	175.4
Total capitalization excluding AOCI (a)	$1,600.3	$1,547.2	$1,525.7	$1,352.0	$1,410.2

Total shareholders' equity	1,702.9	1,522.7	1,331.8	1,164.9	1,285.6
AOCI	402.6	275.5	106.1	112.9	175.4
Total shareholder's equity excluding AOCI (a)	$1,300.3	$1,247.2	$1,225.7	$1,052.0	$1,110.2

Common shares outstanding	58.44	58.44	58.27	47.00	47.00

Book Value per Share: (b)
Book value per share including AOCI	29.1	26.1	22.9	24.8	27.4
Book value per share excluding AOCI (a)	22.3	21.3	21.0	22.4	23.6

	Twelve months ended
Twelve Month Rolling Average Return on Equity ("ROE")	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Return on Shareholder's Equity (c)
Return on average shareholder's equity, excluding AOCI (c)	19.8%	20.4%	21.5%	34.7%	50.8%

Return on Shareholder's Equity - AOI (d)
Adjusted Operating ROE, excluding AOCI (d)	15.8%	14.7%	10.6%	13.8%	27.5%

	Three months ended
Quarterly Average ROE	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
Return on average shareholder's equity, excluding AOCI (c)	17.7%	8.0%	15.0%	41.0%	19.8%
Adjusted Operating ROE, excluding AOCI (d)	11.1%	15.5%	8.8%	29.5%	5.2%

Debt-to-Capital Ratios: (e)
Long-term debt/Total capitalization excluding AOCI	18.7%	19.4%	19.7%	22.2%	21.3%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

(a) Total capitalization, total stockholders’ equity and book value per share excluding AOCI (a non-GAAP financial measure) are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.
(b) Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.
(c) Return on Equity, excluding AOCI is a non-GAAP measure. It is calculated by dividing net income by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(d) Adjusted Operating ROE, excluding AOCI is a non-GAAP measure. It is calculated by dividing AOI by total average equity excluding AOCI. Average equity excluding AOCI for the twelve months rolling, is the average of 5 points throughout the period and for the quarterly average equity is calculated using the beginning and ending equity for the period. For periods less than a full fiscal year, amounts disclosed in the table are annualized.
(e) Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes the total senior unsecured debentures.

Financial Strength Ratings

	S&P	A.M. Best	Moody's	Fitch
As of Date of Financial Supplement
Fidelity and Guaranty Life Insurance Company	BBB-	B++	Baa3	BBB
Fidelity and Guaranty Life Insurance Company of New York	BBB-	B++	Baa3	BBB
Rating Agency Outlook	Stable	Stable	Stable	Stable

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Net Investment Spread Results

(Dollars in millions)	Three Months Ended June 30,		Nine Months Ended June 30,
	2014	2013	2014	2013
Yield on average assets under management "AAUM" (at amortized cost)	4.62%	4.36%	4.60%	4.18%
Less: Interest credited and option cost	2.88%	2.92%	2.94%	2.96%
Total net investment spread - All product lines	1.74%	1.44%	1.66%	1.22%

FIA net investment spread	2.90%	2.49%	2.78%	2.38%

Investment book yield - bonds purchased during the period	5.29%	4.18%	4.85%	2.93%

AAUM (a)	$16,546.0	$16,771.3	$16,206.2	$16,565.5
AAUM excluding FSR (b)	$16,546.0	$15,437.9	$16,206.2	$15,757.8

(a) AAUM is the sum of (i) total invested assets at amortized cost, excluding derivatives; and including (ii) related party loans and investments and (iii) cash and cash equivalents at the end of each month in the period divided by the number of months in the period.

(b) AAUM excluding FSR, removes the impact of the Front Street Re funds withheld assets in the prior year AAUM calculation.

Sales Results by Product

	Three Months Ended					Nine Months Ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013	June 30, 2014	June 30, 2013

Fixed index annuities	378.6	318.2	300.7	237.6	263.8	997.5	745.5
Fixed rate annuities	13.0	409.4	239.7	9.4	6.5	662.1	15.5
Index universal life	5.9	4.8	5.0	4.7	4.3	15.7	14.1
All other products	7.6	4.2	1.6	3.4	4.6	13.3	8.7
Total Sales	$405.1	$736.6	$547.0	$255.1	$279.2	$1,688.6	$783.8

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Annuity Account Balance Rollforward (a)

	Three months ended
	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013

Account balances at beginning of period:	$12,144.7	$11,626.0	$11,339.0	$12,411.6	$12,341.2
Net deposits	392.3	721.3	545.4	250.1	271.8
Premium and interest bonuses	9.0	8.4	7.5	6.7	9.6
Fixed interest credited and index credits	128.4	119.8	124.7	113.3	135.9
Guaranteed product rider fees	(5.7)	(5.9)	(4.1)	(2.5)	(4.1)
Surrenders, withdrawals, deaths, etc.	(338.7)	(324.9)	(386.5)	(323.7)	(342.8)
FSR initial ceded balance	—	—	—	(1,116.5)	—
Account balance at end of period	$12,330.0	$12,144.7	$11,626.0	$11,339.0	$12,411.6
(a) The rollforward reflects the account balance of our fixed index annuities and fixed rate annuities.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Annuity Deposits by Product Type

	Three Months Ended June 30,		Nine Months Ended June 30,
Product Type	2014	2013	2014	2013
	(Dollars in millions)
Fixed Index Annuities:
Index Strategies	$317.5	$196.6	$840.3	$548.8
Fixed Strategy	62.3	67.8	157.9	198.8
	379.8	264.4	998.2	747.6

Fixed Rate Annuities:
Single-Year Rate Guaranteed	6.0	5.2	32.3	14.2
Multi-Year Rate Guaranteed	7.2	2.2	630.6	11.4

Total before coinsurance ceded	393.0	271.8	1,661.1	773.2
Coinsurance ceded	0.7	—	2.1	—
Net after coinsurance ceded	$392.3	$271.8	$1,659.0	$773.2

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Account Values (net of reinsurance) at June 30, 2014:

	Surrender Charge			Net Account Value
Product Type	Avg. Years at Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in millions	%

Fixed Index Annuities	11.7	6.0	9.1%	$9,557.0	77.5%
Single-Year Rate Guaranteed	11.6	0.7	0.9%	677.3	5.5%
Multi-Year Rate Guaranteed	5.6	3.6	7.6%	2,095.7	17.0%
Total				$12,330.0	100.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$652.2	$955.0
0.0% < 2.0%	43.8	85.6
2.0% < 4.0%	104.1	570.1
4.0% < 6.0%	221.3	978.8
6.0% < 8.0%	635.5	1,050.7
8.0% < 10.0%	1,075.2	1,119.6
10.0% or greater	40.9	4,797.2
	$2,773.0	$9,557.0

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in millions)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,678.6	—%
2014	358.6	4.1%
2015-2016	1,798.4	5.1%
2017-2018	2,774.6	8.3%
Thereafter	5,719.8	12.1%
	$12,330.0

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in millions)
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$1,155.2	$873.1
0.0% - 1.0%	520.7	1,014.6
1.0% - 2.0%	206.3	189.3
2.0% - 3.0%	658.9	16.0
3.0% - 4.0%	231.8	0.4
4.0% - 5.0%	0.1	—
Allocated to index strategies	—	7,463.6
	$2,773.0	$9,557.0

FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Monthly Average, Point to Point and Gain Trigger Strategies with Cap

	Minimum Guaranteed Cap
	1%	3%	5%	6%
Current Cap
At minimum	$—	$430.8	$978.6	$—
2-3%	31.2	—	—	—
3-4%	140.3	359.2	—	—
4-5%	98.9	985.7	—	—
5-6%	17.9	660.8	81.3	—
6-7%	0.3	208.9	22.9	2.4
7% +	0.3	100.7	9.5	53.1
Total	$288.9	$2,746.1	$1,092.3	$55.5

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Monthly Point-to-Point with Cap

Minimum Guaranteed Cap 1%
Current Cap	(Dollars in millions)
At minimum	$6.6
1% to 2%	1,852.2
2% to 3%	814.1
3% +	383.1
Total	$3,056.0

3 Year Step Forward with Cap

Minimum Guaranteed Cap 5%
Current Cap	(Dollars in millions)
At minimum	$16.9
5% to 7%	39.2
7% to 9%	62.3
9% to 11%	26.1
11% to 13%	10.7
13% +	2.8
Total	$158.0

There is an additional $66.6 Account Value allocated to strategies not listed above. Of this $66.6 million, $25.7 million is at the guaranteed rates.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Summary of Invested Assets

(dollars in millions)	June 30, 2014			September 30, 2013
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent

Fixed maturity securities, available for sale:
United States Government full faith and credit	$404.6	$410.5	2.2%	$998.5	$1,001.8	6.2%
United States Government sponsored entities	96.1	99.5	0.5%	96.5	98.6	0.6%
United States municipalities, states and territories	1,151.0	1,255.7	6.8%	998.8	1,007.0	6.2%
Corporate securities:
Finance, insurance and real estate	5,169.8	5,468.0	29.9%	4,972.3	5,053.8	31.1%
Manufacturing, construction and mining	840.3	863.3	4.7%	781.5	1,746.2	10.8%
Utilities and related sectors	1,780.6	1,894.0	10.3%	833.0	757.3	4.7%
Wholesale/retail trade	942.7	990.5	5.4%	1,702.5	844.1	5.2%
Services, media and other	1,032.5	1,082.0	5.9%	1,025.4	1,016.9	6.3%
Hybrid securities	442.0	481.6	2.6%	412.6	428.8	2.6%
Non-agency residential mortgage backed securities	1,738.6	1,874.1	10.2%	1,304.0	1,368.1	8.4%
Commercial mortgage backed securities	585.0	610.2	3.3%	431.3	454.3	2.8%
Asset backed securities	1,970.7	1,978.0	10.8%	1,745.2	1,764.5	10.9%
Equity securities (a)	678.2	698.4	3.8%	274.6	271.1	1.7%
Other (primarily derivatives, policy loans and CMLS)	505.3	664.9	3.6%	329.9	410.0	2.5%
Total	$17,337.4	$18,370.7	100.0%	15,906.1	$16,222.5	100.0%

Credit Quality of Fixed Maturity Securities - June 30, 2014

NAIC Designation	Fair Value	Percent	Rating Agency Rating	Fair Value	Percent
	(Dollars in millions)			(Dollars in millions)
1	$9,800.6	57.6%	AAA	$1,781.3	10.5%
2	6,328.6	37.2%	AA	1,983.8	11.7%
3	510.5	3.0%	A	3,864.3	22.7%
4	270.3	1.6%	BBB	6,802.2	40.0%
5	97.4	0.6%	BB (a)	649.3	3.8%
6	—	—%	B and below (b)	1,926.5	11.3%
	$17,007.4	100.0%		$17,007.4	100.0%

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Summary of Residential Mortgage Backed Securities

Collateral Type	Principal Amount	Amortized Cost	Fair Value
	(Dollars in millions)
Total by collateral type
Government agency	$88.5	$94.0	$97.4
Prime	291.3	242.8	259.8
Subprime	612.8	497.1	529.5
Alt-A	800.7	578.4	614.3
Option arm	591.80	422.40	472.60
	$2,385.1	$1,834.7	$1,973.6
Total by NAIC designation
1	$2,334.3	$1,792.7	$1,930.2
2	24.6	21.3	23.9
3	23.4	18.7	17.5
4	2.8	2.0	2.0
5	—	—	—
6	—	—	—
	$2,385.1	$1,834.7	$1,973.6

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Top 10 Holdings by Issuers

	June 30, 2014
Issuer (a):	Fair Value	Percentage
Wells Fargo & Company	$189.1	1.0%
JP Morgan Chase & Co.	151.1	0.8%
Goldman Sachs Group, Inc.	150.7	0.8%
Metropolitan Transportation Authority (NY)	130.9	0.7%
Bank of America Corp.	120.3	0.7%
General Electric Company	119.8	0.7%
MetLife Inc.	109.1	0.6%
Prudential Financial Inc.	91.5	0.5%
Exelon Corporation	86.7	0.5%
American International Group	85.9	0.5%

(a) Issuers excluding U.S. Governmental securities, and any securities held in our funds withheld portfolio.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Reinsurance Counterparty Risk (a)

		Financial Strength Rating
Top 5: Parent Company/Principal Reinsurers	Reinsurance Recoverable	AM Best	S&P	Moody's
Wilton Reinsurance	$1,506.7	A	Not Rated	Not Rated
Front Street Re	1,281.7	Not Rated	Not Rated	Not Rated
Security Life of Denver	172.0	A	A-	A3
Scottish Re	135.8	Not Rated	Not Rated	Not Rated
London Life	110.4	A	Not Rated	Not Rated

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Shareholder Information

Corporate Offices:
Fidelity & Guaranty Life
1001 Fleet Street, 6th Floor
Baltimore, MD

Investor Contact:
Molly Carman
Fidelity & Guaranty Life
molly.carman@fglife.com
410-895-1008

Media Contact:
Sard Verbinnen & Co
Jamie Tully or David Millar, 212-687-8080

Common stock and Dividend Information:
New York Stock Exchange symbol: "FGL"

	High	Low	Close	Dividend Declared
FY2014
First Quarter	$19.10	$18.80	$18.94	$—
Second Quarter	$23.91	$22.28	$23.60	$0.065
Third Quarter	$24.1	$23.72	$23.94	$0.065

Transfer Agent
American Stock Transfer & Trust
59 Maiden Lane, Plaza Level
New York, NY 10038
Phone: (800) 937-5449
Fax: (718) 236-2641
http://www.amstock.com

FIDELITY & GUARANTY LIFE AND SUBSIDIARIES
Financial Supplement - June 30, 2014
(unaudited)

Research Analyst Coverage

Thomas Gallagher
Credit Suisse
(215) 538-2010
thomas.gallagher@credit-suisse.com

Eric Berg
RBC Capital Markets
(212) 618-7593
eric.berg@rbccm.com

Jimmy Bhullar
J.P. Morgan
(212) 622-6397
jimmy.s.bhullar@jpmorgancom

Mike Bokoff
Dowling & Partners
(860) 676-8600
bokoff@dowling.com

Sean Dargan
Macquarie Capital (USA) Inc.
212-231-0663
sean.dargan@macquarie.com